                                                                   EXHIBIT 99.4

GREENPOINT CREDIT CORPORATION
REPORT ON MORTGAGE LOANS SERVICED FOR OTHERS
OCTOBER 1, 1998 - DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS


February 22, 1999

To the Board of Directors and Stockholders of GreenPoint Credit Corporation


We have examined management's assertion about GreenPoint Credit Corporation's compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's UNIFORM SINGLE ATTESTATION PROGRAM FOR MORTGAGE BANKERS (USAP) as of and for the three months ended December 31, 1998 included in the accompanying management assertion for the loan servicing pools listed in Attachment A. Management is responsible for GreenPoint Credit Corporation's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about GreenPoint Credit Corporation's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on GreenPoint Credit Corporation's compliance with the minimum servicing standards.

In our opinion, management's assertion that GreenPoint Credit Corporation complied with the aforementioned minimum servicing standards for the loan servicing pools listed in Attachment A, as of and for the three months ended December 31, 1998 is fairly stated, in all materials respects.

GREENPOINT CREDIT CORPORATION
REPORT ON LOANS SERVICED FOR OTHERS
DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  ATTACHMENT A

  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contracts Pass-Through Certificate Series 1988-J
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contract Pass-Through Certificate Series 1988-P
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contract Pass-Through Certificate Series 1989-C
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contract Pass-Through Certificate Series 1989-E
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contract Pass-Through Certificate Series 1989-G
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contract Pass-Through Certificate Series 1990-A
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contract Pass-Through Certificate Series 1990-C
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contract Pass-Through Certificate Series 1990-F
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contract Pass-Through Certificate Series 1990-H
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contract Pass-Through Certificate Series 1991-A
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Manufactured Housing Contract Pass-Through Certificate Series 1991-C
  -----------------------------------------------------------------------------------------------------------------------------
  Security Pacific Acceptance Corporation Manufactured Housing contract Pass-Through Certificate Series 1991-2
  -----------------------------------------------------------------------------------------------------------------------------
  Security Pacific Acceptance Corporation Manufactured Housing Contract Pass-Through Certificate Series 1991-3
  -----------------------------------------------------------------------------------------------------------------------------
  Security Pacific Acceptance Corporation Manufactured Housing Contract Pass-Through Certificate Series 1992-1
  -----------------------------------------------------------------------------------------------------------------------------
  Security Pacific Acceptance Corporation Manufactured Housing Contract Pass-Through Certificate Series 1992-2
  -----------------------------------------------------------------------------------------------------------------------------
  Security Pacific Acceptance Corporation Manufactured Housing Contract Pass-Through Certificate Series 1992-3
  -----------------------------------------------------------------------------------------------------------------------------
  Security Pacific Acceptance Corporation Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates Series
  1995-1
  -----------------------------------------------------------------------------------------------------------------------------
  Greenwich Capital Acceptance, Inc. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series
  1995-BA1
  -----------------------------------------------------------------------------------------------------------------------------
  BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates, Series 1996-1
  -----------------------------------------------------------------------------------------------------------------------------
  BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates, Series 1997-1
  -----------------------------------------------------------------------------------------------------------------------------
  BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates, Series 1997-2
  -----------------------------------------------------------------------------------------------------------------------------
  BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates, Series 1998-1
  -----------------------------------------------------------------------------------------------------------------------------
  BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates, Series 1998-2
  -----------------------------------------------------------------------------------------------------------------------------
  GreenPoint Manufactured Housing Contract Trust Pass-Through Certificates, Series 1998-1
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Capital Inc., Manufactured Housing Contracts
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Capital Inc. Manufactured Housing Contract  Pass-Through Certificate Series 1991-2
  -----------------------------------------------------------------------------------------------------------------------------
  Security Pacific Acceptance Corporation Manufactured Housing Contract Pass-Through Certificate Series 1990-1
  -----------------------------------------------------------------------------------------------------------------------------
  Security Pacific Acceptance Corporation Manufactured Housing Contract Pass-Through Certificate Series 1991-1
  -----------------------------------------------------------------------------------------------------------------------------
  Resolution Trust Corporation Manufactured Housing Contract Pass-Through Certificate Series 1992-MH1
  -----------------------------------------------------------------------------------------------------------------------------
  DLJ Mortgage Capital Manufactured Home Loan Backed Securities Series 1992-MH1
  -----------------------------------------------------------------------------------------------------------------------------
  Home Owners Federal Savings and Loan Association Manufactured Housing Contract Pass-Through Certificates, Series 1988-A
  -----------------------------------------------------------------------------------------------------------------------------
  Series 1991-1, Manufactured Housing Residual Interest Trust
  -----------------------------------------------------------------------------------------------------------------------------
  Western Savings and Loan Association Manufactured Housing Contract Pass-Through Certificate Series 1987-1
  -----------------------------------------------------------------------------------------------------------------------------
  Western Savings and Loan Association Manufactured Housing Contract Pass-Through Certificate Series 1988-1
  -----------------------------------------------------------------------------------------------------------------------------
  Western Saving and Loan Association Manufactured Housing Contract Pass-Through Certificate Series 1988-2
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Inc. Manufactured Housing Contract Pass-Through Certificate Series 1988-R
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Inc. Manufactured Housing Contract Pass-Through Certificate Series 1988-U
  -----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors Inc. Manufactured Housing Contract Pass-Through Certificate Series 1989-A
  -----------------------------------------------------------------------------------------------------------------------------
  Master Sale and Servicing Agreement dated as of June 9, 1988
  -----------------------------------------------------------------------------------------------------------------------------
  General Electric Credit Corporation Manufactured Housing Portfolio Grantor Trust Pass-Through Certificates Series 1987-P1
  -----------------------------------------------------------------------------------------------------------------------------
  General Electric Credit Corporation Manufactured Housing Portfolio Grantor Trust Pass-Through Certificates Series 1988-MH1
  -----------------------------------------------------------------------------------------------------------------------------
  General Electric Credit Corporation Manufactured Housing Portfolio Grantor Trust Pass-Through Certificates Series 1988-MH2
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------